                            INDEX OF 1994 AUDITORS' REPORTS


* Anders, Minkler & Diehl LLP
         Caroline Associates I
         Columbus Square Associates I
         Columbus Square Associates II
         Pershing Waterman Phase I
         PW III Associates
         PW IV Associates
         PW V Associates
         PW VI Associates
         Savoy Court Associates
         Wigar, Ltd.

  Arthur Andersen LLP
         NHP Incorporated

* Dauby O'Connor & Zaleski, LLC
         Brookview Apartments Company Limited
         Clover Ridge East Limited Partnership
         Colony Apartments Company Limited
         East Hampton Limited Partnership
         Edgewood II Associates
         Fairburn & Gordon Associates, Phase I
         Fairburn & Gordon Associates, Phase II
         Laing Village
         Oakland City/West End Associates, Ltd.
         Orangeburg Manor
         Parkways Associates
         Pleasant Valley Apartments, Ltd.
         Sandy Springs Associates, Ltd.
         The Oak Park Partnership
         The Rogers Park Partnership
         Tiffany Rehab Associates
         Village Green Apartments Company Limited
         Vineville Towers Associates, Ltd.
         Westgate Apartments

* Deloitte & Touche LLP
         107-145 West 135th Street Associates
         Algonquin Tower Limited Partnership
         All Hallows Associates
         Allentown Towne House Limited Partnership
         Anglers Manor Associates
         Antioch Apartments, Ltd.
         Arvada House
         Audobon Park Associates
         Baldwin Oaks Elderly, Ltd.
         Baldwin Towers Associates
         Basswood Manor Limited Partnership
         Bayview Hunters Point Apartments
         Bensalem Gardens Associates
         Berkley Limited Partnership
         Bloomsburg Elderly Associates
         Boynton Beach Limited Partnership
         Briarwood Apartments

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* Incorporated by reference to Exhibit 99 to the Registration Statement on
Form S-1 (File No. 33-93110) of NHP Incorporated.

                            INDEX OF 1994 AUDITORS' REPORTS


         Brightwood Manor Associates
         Brinton Manor No. 1 Associates
         Brinton Towers Associates
         Brookside Apartments Associates
         Buena Vista Apartments, Ltd.
         Cabell Associates of Lakeview
         California Square Limited Partnership
         California Square II Limited Partnership
         Campbell Heights Associates
         Canterbury Gardens Associates
         Capital Park Limited Partnership
         Caroline Arms Limited Partnership
         Center Square Associates
         Central Village Associates
         Chapel NDP
         Cheek Road Limited Partnership
         Cheyenne Village Apartments, Ltd.
         Clay Courts Associates
         College Heights
         College Park Apartments
         College Park Associates
         Community Developers of High Point
         Congress Park Associates II
         Copperwood Limited
         Copperwood II Limited
         Cottonwood Apartments
         Cumberland Court Associates
         Cypress Gardens, Limited
         Darby Townhouses Associates
         Darbytown Development Associates
         Delcar-S, Ltd.
         Delcar-T, Ltd.
         DIP Limited Partnership
         DIP Limited Partnership - II
         DIP Limited Partnership - III
         Discovery Limited Partnership
         Doral Gardens Associates
         Duquesne Associates No. 1
         Eastman Associates
         Edmond Estates Limited Partnership
         Elden Limited Partnership
         Elm Creek Limited Partnership
         Esbro Limited Partnership
         Fairmeadows Limited Partnership
         Fairmont #1 Limited Partnership
         Fairmont #2 Limited Partnership
         Fairview Homes Associates
         Fairwood Associates
         Federal Square Village

- --------------------
* Incorporated by reference to Exhibit 99 to the Registration Statement on Form S-1 (File No. 33-93110) of NHP Incorporated.

                            INDEX OF 1994 AUDITORS' REPORTS


         Field Associates
         Forest Green Limited Partnership
         Forest Park Elderly Associates
         Forrester Gardens, Ltd.
         Fort Carson Associates
         Foxwood Manor Associates
         Franklin Chapel Hill Associates
         Franklin Eagle Rock Associates
         Franklin Northwoods Associates
         Franklin Park Limited Partnership
         Franklin Pheasant Ridge Associates
         Franklin Ridgewood Associates
         Franklin Woods Associates
         Friendset Housing Company
         Frio Housing, Ltd.
         G. W. Carver Limited
         Galion Limited Partnership
         Garfield Hill Associates
         Gateway Village Associates
         Gladys Hampton Houses Associates
         Golden Apartments I
         Golden Apartments II
         Grandview Apartments
         Greater Mount Calvary Terrace, Ltd.
         Greater Richmond Community Development Corp. I and Associates Greater Richmond Community Development Corp. II and Associates Green Mountain Manor Limited Partnership
         Griffith Limited Partnership
         Gulfway Limited Partnership
         H.R.H. Properties, Ltd.
         Hamilton Gardens, Ltd.
         Hamilton Heights Associates
         Harold House Limited Partnership
         Hatillo Housing Associates
         Hickory Ridge Associates, Ltd.
         Hillcrest Green Apartments, Ltd.
         Hillside Village Associates
         Hilltop Apartments Associates
         Hilltop Limited Partnership
         Hopkins Renaissance Associates
         Hudson Terrace Associates
         Hurbell II Limited Partnership
         Indian Valley I Limited Partnership
         Indian Valley II Limited Partnership
         Indian Valley III Limited Partnership
         Ingram Square Apartments, Ltd.
         Jamestown Village Associates
         Jersey Park Associates
         JFK Associates
         Johnston Square Associates

- --------------------
* Incorporated by reference to Exhibit 99 to the Registration Statement on Form S-1 (File No. 33-93110) of NHP Incorporated.

                            INDEX OF 1994 AUDITORS' REPORTS


         JVL Limited
         JVL 16 Associates
         JVL 18 Associates
         JVL 19 Associates
         Kennedy Homes Limited Partnership
         Kenneth Arms Apartments
         Key Parkway West Associates
         Kimberly Associates Limited Partnership
         Knollcrest Apartments
         La Salle Apartments
         La Vista Associates
         Lafayette Manor Associates
         Lafayette Towne Elderly, Ltd.
         Lafayette Towne Family, Ltd.
         Lake Forest Apartments
         Langenheim Associates
         Las Americas Housing Associates
         Lassen Associates
         Laurel Gardens
         Lewisburg Associates
         Lewisburg Elderly Associates
         Leyden Limited Partnership
         Lincmar Associates
         Lincoln Park Associates
         Lock Haven Elderly Associates
         Lock Haven Gardens Associates
         Loring Towers Apartments Limited Partnership
         M & P Development Company
         Madison Hill Limited Partnership
         Manzanita Arms Apartments
         Maple Hill Associates
         Maple Park East Limited Partnership
         Maple Park West Limited Partnership
         Mayfair Manor Limited Partnership
         Meadowood Apartments - Phase I (Meadowood Associates)
         Meadowood Apartments - Phase II (Meadowood Associates)
         Meadowood Associates III, Ltd.
         Meadows Apartments Limited Partnership
         Meadows East Apartments Limited Partnership
         Menlo Limited Partnership
         Merced Commons I
         Merced Commons II
         Mill Street Associates
         Miramar Housing Associates
         Montblanc Garden Apartments Associates
         Montblanc Housing Associates
         Morrisania Towers Housing Company
         Moss Gardens Ltd.
         Murphy Blair Associates III
         New Lake Village Apartments

- --------------------
* Incorporated by reference to Exhibit 99 to the Registration Statement on Form S-1 (File No. 33-93110) of NHP Incorporated.

                            INDEX OF 1994 AUDITORS' REPORTS


         New West 111th Street Housing Company
         New West 111th Street Two Associates
         Newton Hill Limited Partnership
         Northgate Village Limited Partnership
         Northlake Terrace Associates
         Northwest Terrace Associates
         Oakland Village Townhouse Associates
         Ocala Place, Ltd.
         Olde Rivertowne Venture
         One Lytle Place
         One West Conway Associates
         Orange Village Associates
         Overbrook Park, Ltd.
         Palm House Limited Partnership
         Park Avenue West I Limited Partnership
         Park Avenue West II Limited Partnership
         Park Creek Limited Partnership
         Pavillion Associates
         Place One Limited Partnership
         Portland Plaza Partnership
         Portner Place Associates
         Post Street Associates
         Pride Gardens Limited Partnership
         Pueblo Apartments Associates, Ltd.
         Rancho Arms Apartments
         Retirement Manor Associates
         RI-15 Limited Partnership
         Richlieu Associates
         River Front Apartments Limited Partnership
         River Woods Associates
         Riverview II Associates
         Rockwell Limited Partnership
         Rolling Meadows Of Ada, Ltd.
         Royal Towers Limited Partnership
         Ruffin Road Associates
         Rutherford Park Townhouses Associates
         San Jose Limited Partnership
         San Juan Apartments
         San Juan Del Centro Limited Partnership
         Sencit Towne House Limited Partnership
         Sherman Terrace Associates
         Shoreview Apartments
         Site 10 Community Alliance Associates
         Sleepy Hollow Apartments
         SNI Development Company
         Southmont Apartments
         Southridge Apartments Limited Partnership
         Southward Limited Partnership
         Spring Meadow Limited Partnership
         Springfield Limited Partnership

- --------------------
* Incorporated by reference to Exhibit 99 to the Registration Statement on Form S-1 (File No. 33-93110) of NHP Incorporated.

                            INDEX OF 1994 AUDITORS' REPORTS

    Spruce Limited Partnership
    Stafford Apartments
    Stock Island Limited Partnership
    Storey Manor Associates
    Strawbridge Square Associates Limited Partnership
    Summersong Townhouses Limited Partnership
    Sunrise Associates
    Sunset Plaza Apartments
    Susquehanna View Limited Partnership
    Timberlake Apartments Limited Partnership
    Timuquana Park Associates
    Tinker Creek Limited Partnership
    Town North
    Treeslope Apartments Associates
    Trinity Apartments
    Trinity Hills Village Apartments
    Trinity Towers - 14th Street Associates, Ltd.
    Tumast Associates
    United Handicap Federation Apartment Associates
    United House Associates
    United Housing Partners - Carbondale, Ltd.
    United Redevelopment Associates
    University Plaza Associates
    Vantage 78
    Verdes Del Oriente
    Villa De Guadalupe Associates
    Village Circle Apartments, Ltd.
    Village Green Limited Partnership
    Village Park II
    Vistas De San Juan Associates
    Waico Apartments Associates
    Waico Phase II Associates
    Walden Oaks Associates
    Walmsley Terrace Associates
    Walnut Hills Associates, Ltd.
    Wash-West Properties
    Washington Manor Limited Partnership
    Waterman Limited Partnership
    Waters Towers Associates
    West Oak Village Limited Partnership
    Whitefield Place, Ltd.
    Woodmark Limited Partnership
    Yadkin Associates

* Edwards Leap & Sauer
    Buffalo Village Associates
    Genessee Gardens Associates
    Ida Tower

- --------------------
* Incorporated by reference to Exhibit 99 to the Registration Statement on Form S-1 (File No. 33-93110) of NHP Incorporated.

                            INDEX OF 1994 AUDITORS' REPORTS

* George A. Hieronymus & Company, LLC
    Athen Arms Associates
    Colonial Terrace I Associates
    Colonial Terrace II Associates

* Goldenberg Rosenthal Friedlander, LLP
    Baisley Park Associates
    Brunswick Village Limited Partnership
    Churchview Gardens Limited Partnership
    Harris Gardens Limited Partnership
    Hawksworth Limited Partnership
    Hollows Associates
    Kimberton Apartments Associates
    Washington Northgate Limited Partnership
    Washington Westgate Limited Partnership
    Windsor Apartments Associates

* Hansen, Hunter & Kibbee, P.C.
    Haines Associates Limited Partnership
    King-Bell Associates
    Monmouth Associates Limited Partnership
    Pendleton Riverside Apartments, Oreg., Ltd.
    Penn Hall Associates Limited Partnership
    Rodeo Drive Limited Partnership
    South Mountain Terrace, Ltd.
    Woodland Apartments, Oreg., Ltd.

* J.H. Cohn, LLP
    Marlboro Greens Limited Partnership

* J.A. Plumer & Co., P.A.
    630 East Lincoln Avenue Associates
    Aspen Stratford Apartments Company B
    Aspen Stratford Apartments Company C
    Benjamin Banneker Plaza Associates
    Brightwood Limited Partnership
    Cambridge Heights Apartments, Ltd.
    Carter Associates Limited Partnership
    Cherry Estates
    Christopher Court Housing Company
    Concord House Associates
    Duke Manor Associates
    Elderly Housing Associates Ltd. Partnership
    Forest Apartments Associates
    Gate Manor Apartments, Ltd.
    Greenfield Apartments Limited Partnership
    Greenfield North Apartments Limited Partnership
    Haili Associates
    Houston Aristocrat Apartments, Ltd.
    Kapuna Associates

- --------------------
* Incorporated by reference to Exhibit 99 to the Registration Statement on Form S-1 (File No. 33-93110) of NHP Incorporated.

                            INDEX OF 1994 AUDITORS' REPORTS

    Kinloch Urban East Housing
    Koolau Housing Associates
    Lakeview Arms Associates
    Lee-Hy Manor Associates Limited Partnership
    Locust Park Associates
    Loring Towers Associates
    Mahoning Associates
    Milliken Apartments Company
    Monument Street Limited Partnership
    Neighborhoods of the Universities Lock Street Apartments Company Oak Hollow South Associates
    Orchard Mews Associates
    Oxford Place Associates
    Pittsfield Neighborhood Associates
    Prince Street Towers Limited Partnership
    Sencit-Lebanon Company
    St. Nicholas Associates
    Tamarac Pines, Ltd.
    Tamarac Pines II, Ltd.
    Taunton Green Associates
    Taunton II Associates
    Tompkins Terrace Associates
    Waipahu Associates
    Washington Chinatown Associates
    Woodcrest Apartments, Ltd.
    Worchester Episcopal Housing Company

* Marks Shron & Company, LLP
    Two Bridges Associates

* Reznick Fedder & Silverman
    Beautiful Village Associates Redevelopment Company
    Branchwood Towers Limited Partnership
    Citrus Park Associates, Ltd.
    Community Circle II Limited
    Copperstone Limited Partnership
    Diakonia Associates Limited Partnership
    Easton Terrace I Associates
    Easton Terrace II Associates
    Eastridge Apartments
    Emory Grove Associates Limited Partnership
    First Alexandria Associates
    Flatbush NSA Associates
    Franklin Square School Associates
    Gates Mill I Limited Partnership
    Grosvenor House Associates Limited Partnership
    Harris Park Limited Partnership
    Hollybush Gardens I
    Hollybush Gardens II
    Intown West Associates Limited Partnership

- --------------------
* Incorporated by reference to Exhibit 99 to the Registration Statement on Form S-1 (File No. 33-93110) of NHP Incorporated.

                            INDEX OF 1994 AUDITORS' REPORTS

    Lake Avenue Associates
    Lake Crossing Limited Partnership
    Lakehaven Associates One
    Lakehaven Associates Two
    Linden Court Associates
    Loudoun House Limited Partnership
    Monaco Arms Associates I
    Monaco Arms Associates II
    Muske Limited Partnership
    Natick Associates
    Oakcrest Terrace Apartments
    Oakwood Limited Partnership
    Parkview Associates
    Queenstown Apartments Limited Partnership
    Rancho Townhouse Associates
    Ruscombe Gardens Limited Partnership
    Sencit-Jacksonville Company LTD
    Sheffield Associates
    Snap IV Limited Partnership
    Tara Bridge Limited Partnership
    Twin Towers Associates
    Tyee Associates Limited Partnership
    Urbanization Maria Lopez Housing Company
    Westminster Associates
    Wollaston Manor Associates
    Woodside Village Limited Partnership

* Russell Thompson Butler & Houston
    Chesterfield Housing Associates
    Community Developers Of Princeville
    Crosland Housing Associates
    Eastcourt Village Partners
    Eustis Apartments, Ltd.
    Grove Park Villas, Ltd.
    Hemingway Housing Associates
    Highlands Village II
    Housing Assistance of Mt. Dora, Ltd.
    Housing Assistance of Orange City, Ltd.
    Housing Assistance of Sebring, Ltd.
    Housing Assistance of Vero Beach, Ltd.
    Hurbell I Limited Partnership
    Hurbell IV Limited Partnership
    Lakeview Villas, Ltd.
    Mccoll Housing Associates
    Miami Elderly Associates
    Orange City Villas II, Ltd.
    Parkview Apartments, Ltd.
    Parkview Arms Associates I
    Parkview Arms Associates II
    Registry Square, Ltd.

- --------------------
* Incorporated by reference to Exhibit 99 to the Registration Statement on Form S-1 (File No. 33-93110) of NHP Incorporated.

                            INDEX OF 1994 AUDITORS' REPORTS

    South Hiawassee Village, Ltd.
    St. George Villas
    The Meadows Apartments
    Townview Towers I Partnership, Ltd.
    Twin Gables Associates
    United Housing Partners Cuthbert, Ltd.
    United Housing Partners Elmwood, Ltd.
    United Housing Partners Morristown, Ltd.
    United Housing Partners Welch, Ltd.
    VOA-Nicollet Towers Associates
    Woodside Villas of Arcadia, Ltd.

- --------------------
* Incorporated by reference to Exhibit 99 to the Registration Statement on Form S-1 (File No. 33-93110) of NHP Incorporated.